Exhibit 99.1

Mallinckrodt plc Enters into Restructuring Support Agreement with Key Stakeholders on the Terms of a Prepackaged Financial Restructuring Plan

Agreement Supported by a Substantial Majority of Each of its First and Second Lien Debtholders and Opioid Trust

Financial Restructuring Plan to Significantly Reduce Debt, Increase Free Cash Flow Generation, Extend Maturity Runway and Better Position Company for Long-Term Success

Intends to Initiate Voluntary Prepackaged Chapter 11 Proceedings to Implement Plan

Continuing to Deliver High-Quality Therapies to Patients and Serve Customers; Vendors and Suppliers to be Paid in Full in the Ordinary Course

DUBLIN – August 23, 2023 – Mallinckrodt plc (NYSE American: MNK) (“Mallinckrodt” or the “Company”), a global specialty pharmaceutical company, today announced it has entered into a Restructuring Support Agreement (“RSA”) with a substantial majority of each of the Company’s first and second lien debtholders and the Opioid Master Disbursement Trust II (the “Trust”) on the terms of a comprehensive financial restructuring plan that will reduce the Company’s total funded debt by approximately $1.9 billion, increase free cash flow generation, extend maturity runway and better position the business for long-term success. The RSA also provides for, among other consideration, a final payment of $250 million to the Trust, in addition to the $450 million previously paid, to support the Trust’s mission to address the U.S opioid crisis and fund addiction treatment.

To implement the financial restructuring plan contemplated by the RSA, the Company intends to initiate voluntary prepackaged Chapter 11 proceedings in the U.S. Bankruptcy Court for the District of Delaware in the coming days. Due to the overwhelming support of its key stakeholders, the Company expects to complete the contemplated prepackaged Chapter 11 process in the fourth quarter of 2023.

Mallinckrodt is operating normally, supporting patients with high-quality therapies, serving customers and working with its business partners, and it fully expects to continue doing so throughout the contemplated court-supervised process. Additionally, the Company’s Specialty Generics business will continue to abide by previously agreed upon compliance and monitoring measures. The Company also fully intends to continue supporting patient groups and patient advocacy programs, including through its Patient Advocacy Advisory Board and patient assistance programs.

“After several months of constructive discussions, we are pleased to have reached this agreement with our key stakeholders, which will enable Mallinckrodt to better align our balance sheet with our current business plan,” said Siggi Olafsson, President and Chief Executive Officer of Mallinckrodt. “While we have made important progress over the past year, the steps we are taking now will strengthen our ability to navigate the challenges that have affected our business. As we move forward, we remain focused on advancing our business priorities and operational initiatives, including seeking growth opportunities across our portfolio and executing on our recent and planned product launches. Delivering therapies that improve outcomes for patients with severe and critical conditions remains at the center of all that we do.”

Mr. Olafsson continued, “We appreciate the constructive engagement with our creditors in determining the best path forward for the business and our patients, customers, partners and employees. We also recognize the important role of the Trust in helping to address the U.S. opioid crisis and have remained committed to ensuring that we achieved a meaningful resolution for the Trust through this process. We also thank our patients, customers and partners for their continued support, and we are grateful to our employees for their ongoing hard work and commitment to the patients we serve. We expect to complete this process on an expedited basis, well-positioned to continue delivering high-quality therapies.”

Under the terms of the RSA:

●	The Company will deleverage by reducing its first lien debt by approximately $1.2 billion and eliminating all of its approximately $650 million of second lien debt, while transitioning ownership of the Company to its creditors.

●	The Trust will receive a one-time, final payment of $250 million prior to a Chapter 11 filing and contingent value rights entitling the Trust to payment in certain circumstances. This payment – in addition to the $450 million payment and other assets the Company contributed to the Trust last year – is intended to support the Trust’s mission to address the U.S opioid crisis and fund addiction treatment.

●	The Company’s Acthar-related settlements will be assumed under the RSA without modification.

●	Vendors and suppliers are expected to be paid in the ordinary course, including for any pre-petition amounts owed at the time of the contemplated prepackaged Chapter 11 filing.

●	Employees are expected to continue receiving their pay and benefits without interruption.

●	All of the Company’s outstanding ordinary shares are expected to be extinguished when the financial restructuring plan is consummated at the conclusion of the contemplated Chapter 11 process.

In addition, under the terms of the RSA, Mallinckrodt will maintain its robust compliance and monitoring standards and continue operating in accordance with the Specialty Generics operating injunction, existing Acthar-related settlement conditions and Corporate Integrity Agreement.

Mallinckrodt has received commitments for $250 million in new financing from certain of its creditors in connection with the RSA and has obtained new borrowing availability from lenders under its asset-based loans, all of which will be subject to court approval. Together with cash on hand and cash generated from ongoing operations, this liquidity is expected to be sufficient to support the Company’s continued operations during the contemplated court-supervised process.

In connection with the contemplated Chapter 11 filing, Mallinckrodt also intends to make certain filings to commence Examinership Proceedings in Ireland, which are required to implement certain Irish law aspects of the financial restructuring plan and allow for emergence.

Additional Information

Additional information is available on Mallinckrodt’s restructuring website at www.MNKrestructuring.com.

Vendors, suppliers and trade partners should direct any inquiries to the Company at +1-908-238-5650 or Supplier.Inquiry@mnk.com.

Additional information regarding the RSA can be found in the Current Report on Form 8-K filed today by the Company with the U.S. Securities and Exchange Commission.

Latham & Watkins LLP, Wachtell, Lipton, Rosen & Katz, Arthur Cox LLP, Richards, Layton & Finger P.A., and Hogan Lovells US LLP are serving as Mallinckrodt’s counsel. Guggenheim Securities, LLC is serving as investment banker, and AlixPartners, LLP is serving as restructuring advisor.

About Mallinckrodt

Mallinckrodt is a global business consisting of multiple wholly owned subsidiaries that develop, manufacture, market and distribute specialty pharmaceutical products and therapies. The Company’s Specialty Brands reportable segment’s areas of focus include autoimmune and rare diseases in specialty areas like neurology, rheumatology, hepatology, nephrology, pulmonology, ophthalmology and oncology; immunotherapy and neonatal respiratory critical care therapies; analgesics; cultured skin substitutes and gastrointestinal products. Its Specialty Generics reportable segment includes specialty generic drugs and active pharmaceutical ingredients. To learn more about Mallinckrodt, visit www.mallinckrodt.com.

Mallinckrodt uses its website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information. It also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission (SEC) disclosing the same information. Therefore, investors should look to the Investor Relations page of the website for important and time-critical information. Visitors to the website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations page of the website.

CAUTIONARY STATEMENTS RELATED TO FORWARD-LOOKING STATEMENTS

Statements in this document that are not strictly historical, including statements regarding future financial condition and operating results, expected product launches, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s businesses, and any other statements regarding events or developments Mallinckrodt believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the bankruptcy process, the ability of Mallinckrodt and its subsidiaries to obtain approval from the U.S. Bankruptcy Court for the District of Delaware (the “Court”) with respect to motions or other requests made to the Court throughout the course of the contemplated Chapter 11 proceedings and to negotiate, develop, obtain court approval of, confirm and consummate the plan of reorganization contemplated by the RSA or any other plan that may be proposed within the Company’s currently expected timeline or at all, the effects of the contemplated Chapter 11 proceedings, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries, including the Company’s ability to operate normally, support patients, serve customers, work with business partners and abide by previously agreed upon compliance and monitoring measures; the consummation of the transactions contemplated by the RSA, including the ability of the parties to negotiate definitive agreements with respect to the matters covered by the term sheets included in the RSA, the occurrence of events that may give rise to a right of any of the parties to terminate the RSA and the ability of the parties thereto to receive the required approval by the Court and to satisfy the other conditions of the RSA; Mallinckrodt’s ability to comply with the continued listing criteria of NYSE American LLC and the potential suspension of trading of Mallinckrodt’s ordinary shares on, or delisting from, NYSE American LLC and the effects of Chapter 11 on the interests of various constituents; fluctuations in market price and trading volume of Mallinckrodt’s ordinary shares; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties as a result of, and following, its 2022 emergence from bankruptcy and any emergence upon completion of the contemplated Chapter 11 proceedings, as well as perceptions of the Company's increased performance and credit risks associated with its constrained liquidity position and capital structure, which reflects a recently increased risk of additional bankruptcy or insolvency proceedings; Mallinckrodt’s substantial indebtedness, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; Mallinckrodt’s ability to generate sufficient cash to service indebtedness even now that the pre-petition indebtedness has been restructured and in light of the proposed financial restructuring plan contemplated by the RSA; developing, funding and executing Mallinckrodt's business plan and ability to continue as a going concern; Mallinckrodt’s capital structure upon completion of the contemplated Chapter 11 proceedings; the comparability of Mallinckrodt's post-emergence financial results to its historical results and the projections filed with the U.S. Bankruptcy Court for the District of Delaware in the Company’s 2020 Chapter 11 proceedings; changes in Mallinckrodt's business strategy and performance; Mallinckrodt's tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; governmental investigations and inquiries, regulatory actions and lawsuits, in each case related to Mallinckrodt or its officers; matters related to the historical commercialization of opioids, including compliance with and restrictions under the global settlement to resolve all opioid-related claims; matters related to Acthar Gel, including settlement with governmental parties to resolve certain disputes and compliance with and restrictions under the corporate integrity agreement; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt’s and its partners’ ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt’s ability to navigate price fluctuations; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights, including in relation to ongoing litigation; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; business development activities; attraction and retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; reliance on third-party manufacturers and supply chain providers; conducting business internationally; Mallinckrodt’s ability to achieve expected benefits from prior restructuring activities or those contemplated in the future; Mallinckrodt’s significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; restrictions on Mallinckrodt’s operations contained in the agreements governing Mallinckrodt’s indebtedness; Mallinckrodt’s variable rate indebtedness; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; and the impact of Irish laws.

The “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 30, 2022 and Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2023 and March 31, 2023, and other filings with the SEC, all of which are on file with the SEC and available on Mallinckrodt's website at http://www.sec.gov and http://www.mallinckrodt.com respectively, identify and describe in more detail the risks and uncertainties to which Mallinckrodt’s businesses are subject. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

CONTACTS

Investor Relations

Daniel Speciale

Senior Vice President, Finance and CFO, Specialty Generics

+1-314-654-3638

daniel.speciale@mnk.com

Derek Belz

Vice President, Investor Relations

+1-314-654-3950

derek.belz@mnk.com

Media

Michael Freitag / Aaron Palash / Aura Reinhard / Catherine Simon

Joele Frank, Wilkinson Brimmer Katcher

+1-212-355-4449

Government Affairs

Derek Naten

Vice President, Government Affairs

+1-202-459-4143

derek.naten@mnk.com

Mallinckrodt, the "M" brand mark and the Mallinckrodt Pharmaceuticals logo are trademarks of a Mallinckrodt company. Other brands are trademarks of a Mallinckrodt company or their respective owners. © 2023.